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                                                                      Exhibit 24

GE LIFE AND ANNUITY ASSURANCE COMPANY
POWER OF ATTORNEY

GE Life and Annuity Assurance Company, a Virginia Corporation (the "Company") and its undersigned officers and directors, hereby nominate and appoint Thomas
E. Duffy, Kelly L. Groh, Paul A. Haley, and Heather C. Harker (with full power to each of them to act alone) as his/her true and lawful attorney in fact and agent, for him/her and in his/her name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and on Forms S-6 and N-6 and Form S-1 under the Securities Act of 1933 (including any and all pre and post effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments, applications, exemptions and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors might or could do. The delegation of authority contained in this Power of Attorney shall continue in full force and effect until this Power of Attorney is amended or rescinded or superceded by further action of the officers and directors of the Company.

IN WITNESS WHEREOF, GE LIFE AND ANNUITY ASSURANCE COMPANY has caused this power of attorney to be executed in its full name and by its President, Chief Financial Officer, Controller and attested by its Secretary, and the undersigned officers and directors have each executed such power of attorney, as of January 14, 2003.


                            GE LIFE AND ANNUITY ASSURANCE COMPANY


                            By:/s/ Pamela S. Schutz
                               -------------------------------------
                            Pamela S. Schutz
                            President and Chief Executive Officer


                            By:/s/ Kelly L. Groh
                               -------------------------------------
                            Kelly L. Groh
                            Senior Vice President and Chief Financial Officer


                            By:/s/ John E. Karaffa
                               -------------------------------------
                            John E. Karaffa
                            Vice and Controller


                            Attest:/s/ Thomas E. Duffy
                                   ---------------------------------
                            Thomas E. Duffy
                            Senior Vice President, General Counsel and Secretary




                      (Signatures Continued on Next Page)

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/s/ Pamela S. Schutz              President Chief Executive Officer and Director
-----------------------------
Pamela S. Schutz

/s/ Leon E. Roday                 Director
-----------------------------
Leon E. Roday

/s/ Elliot A. Rosenthal           Director
-----------------------------
Elliot A. Rosenthal

/s/ Geoffrey S. Stiff             Director
-----------------------------
Geoffrey S. Stiff

/s/ Thomas M. Stinson             Director
-----------------------------
Thomas M. Stinson

/s/ Paul A. Haley                 Director
-----------------------------
Paul A. Haley

/s/ Kelly L. Groh                 Chief Financial Officer
-----------------------------
Kelly L. Groh

/s/ John E. Karaffa               Controller
-----------------------------
John E. Karaffa